NET INCOME (LOSS) PER SHARE	12 Months Ended
Oct. 31, 2011
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE
NET INCOME (LOSS) PER SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted net income (loss) per share computations for the periods presented below. As a result of the company's net loss in 2009, the computation of diluted net loss per share for 2009 excludes the diluted impact of all common stock equivalents outstanding.

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Numerator:
Net income (loss)	$1,012	$684	$(31)
Denominators:
Basic weighted average shares	347	347	346
Potentially dilutive common stock equivalents — stock options and other employee stock plans	8	6	—
Diluted weighted average shares	355	353	346

The dilutive effect of share-based awards is reflected in diluted net income (loss) per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and non-vested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's common stock can result in a greater dilutive effect from potentially dilutive awards. The total number of share-based awards issued in 2011, 2010 and 2009 were 12 million, 13 million and 5 million, respectively.

The following table presents options to purchase shares of common stock, which were not included in the computation of diluted net income (loss) per share because they were anti-dilutive.

	Years Ended October 31,
	2011	2010	2009
Options to purchase shares of common stock (in millions)	1	11	29